UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2007
Red Trail Energy, LLC
(Exact Name of Registrant as Specified in Its Charter)

North Dakota	000-1359687	76-0742311

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
P.O. Box 11, 3682 Highway 8 South
Richardton, North Dakota 58652
(Address of Principal Executive Offices)(Zip Code)
701-974-3308
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure .
     On May 30, 2007, Red Trail Energy (the “Company”) presented the attached financial information for the four months ended April 30, 2007 at the 2007 Annual Meeting of its members.
     A copy of the financials are attached hereto as Exhibit 99.1 and incorporated herein in their entirety.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements: None.
     (b) Pro forma financial information: None.
     (c) Shell company transactions: None.
     (d) Exhibits:
           99.1 Financial Information for the four months ended April 30, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Trail Energy, LLC
Date: May 30, 2007	By /s/ Mick Miller
	Name:	Mick Miller
	Title:	President

RED TRAIL ENERGY, LLC
FORM 8-K CURRENT REPORT
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Financial Information for the four months ended April 30, 2007